LONG-TERM DEBT	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Long-term Debt [Text Block]
18.	LONG-TERM DEBT

The company’s long-term debt at December 31 is listed below.

	Successor		Predecessor
	As at December 31	As at September 30	As at December 31
Recourse	2012	2012	2011
Floating rate senior secured notes, due September 2016 (US$35.0 million)	$33.9	$33.4	$–
Senior secured notes, 11.0% due October 2017 (US$250.0 million)	248.7	245.9	–
Senior notes, 7.375% due March 2014 (US$250.0 million)	–	–	256.4
Senior secured notes, 11.0% due December 2016 (US$280.4 million)	–	–	285.2
Modification – difference in carrying value of 8.625% and 11.0% senior secured notes (US$38.3 million) on exchange	–	–	31.2
Class B senior secured notes, 11.0% due December 2016 (US$110.0 million)	–	–	98.5
	282.6	279.3	671.3
Revolving asset-based loan facility of up to $175.0 million due July 2017	24.0	64.0	–
Revolving asset-based loan facility of up to $175.0 million due May 2016	–	–	48.0
Capital lease obligations	8.2	8.5	9.2
	314.8	351.8	728.5
Non-recourse (note 8)
First mortgage bonds, 6.447% due July 2016	95.0	95.0	95.0
Subordinated promissory notes	18.8	18.8	18.8
	113.8	113.8	113.8
Total debt	428.6	465.6	842.3
Less: current portion	(6.6)	(6.7)	(466.8)
Total long-term debt	$422.0	$458.9	$375.5

Significant changes to long-term debt in 2012

On September 13, 2012 as part of the implementation of the Plan and emergence from creditor protection, the Successor company issued US$250.0 million of new senior secured notes (2017 Notes). The 2017 Notes, issued to holders of the Predecessor company’s 2016 Notes, have a maturity date of October 30, 2017, and bear interest, payable semi-annually, at a rate of 11% per annum in cash or, at the option of the company, 13% per annum payable 7.5% cash and 5.5% PIK. The PIK portion of the interest will consist of newly issued senior secured notes that will be governed by the indentures of the 2017 Notes and will have identical maturity, covenants, interest, collateral and other characteristics as the 2017 Notes. In 2012, the company elected to pay interest due on the 2017 Notes in cash.

In addition to the above, the indentures governing the 2017 Notes make provision for:

–	an annual cash flow sweep, subject to a minimum liquidity threshold; any amounts paid to holders of the 2017 Notes from the cash flow sweep will be used to pay down the principal amount of the 2017 Notes at par value;

–	the company issuing up to an additional US$75.0 million in principal amount of identical senior secured notes, subject to the consent of holders of 75.0% in principal amount of 2017 Notes if the company’s secured debt to EBITDA ratio, pro forma for the issuance of the additional senior secured notes, exceeds 3.0 times; and

–	the company repurchasing the 2017 Notes for 103% of their principal amount until December 15, 2013 and 100% thereafter.

On September 13, 2012 the company secured exit financing consisting of a new ABL Facility and the issuance of Floating Rate Notes. The $175.0 million ABL Facility, which replaced the DIP Credit Facility the company had access to while under creditor protection, matures on the earlier of July 31, 2017, and 90 days prior to maturity of any significant debt. A financial covenant requires the company to maintain a minimum fixed charge coverage ratio of 1.0:1.0 if excess availability under the Facility is below $22 million; at December 31, 2012, the fixed charge coverage ratio was 0.4:1.0 for purposes of this covenant.

The US$35.0 Floating Rate Notes have a maturity date of September 13, 2016, and can be prepaid in whole or in part at any time prior to September 13, 2013, at a redemption price of 103%, on or after September 13, 2013, and prior to September 13, 2014, at a redemption price of 102%, and on or after September 13, 2014, at a redemption price of 100% of the aggregate principal amount outstanding. The Floating Rate Notes bear interest, payable quarterly, at 10.0% plus three-month LIBOR per annum, with a floor set for the floating LIBOR component of 3.0%.

The company secured a DIP Credit Facility, which replaced its former ABL Facility, as part of the creditor protection proceedings. The DIP Credit Facility had an 18-month maturity and a maximum draw of approximately $175 million. Maximum availability was subject to certain terms and conditions that the DIP lenders agreed to provide to Catalyst during the CCAA proceedings. The security for the DIP Credit Facility consisted of a first charge on the accounts receivable, inventory and cash of the company (collectively, the DIP First Charge Collateral) and a second charge on the 2016 Notes First Charge Collateral.

Significant changes to long-term debt in 2011

On December 15, 2011 the company withheld an interest payment of US$21.5 million due on that date on its 2016 Notes, electing to take advantage of a 30-day grace period stipulated in the note indentures. The interest deferral represented a covenant violation on December 31, 2011 under the indentures governing the 2016 Notes. However, the covenant violation didn’t result in a default on the 2016 Notes on December 31, 2011, due to the 30-day grace period that was in force. Per the terms of the company’s former ABL Facility, the covenant violation on the 2016 Notes would have resulted in a cross-default on the ABL Facility had it not been for a 30-day waiver obtained from the ABL lenders. The covenant violation, which remained uncured on the date of the commencement of the creditor protection proceedings on January 31, 2012, resulted in a reclassification of the $414.9 million outstanding on the 2016 Notes and the $48.0 million balance drawn on the ABL Facility on December 31, 2011 as current debt.

On May 31, 2011 the company amended its former ABL Facility, reducing the size of the Facility to $175 million, from $330 million, in part due to working capital levels which have been lower since the closure of the Elk Falls mill. The maturity date was extended to May 31, 2016, from August 13, 2013. In addition, the fixed assets of the Snowflake mill were no longer part of the borrowing base and became first lien security under the company’s 2016 Notes thereby increasing the first lien basket under those notes by $60 million.

On February 11, 2011, the company redeemed the outstanding 8.625% senior unsecured notes of US$26.0 million, due June 2011 (2011 Notes).

Significant terms, conditions and covenants

The indentures governing the company’s senior notes contain customary restrictive covenants, including restrictions on incurring additional indebtedness, certain restricted payments, including dividends and investments in other persons, the creation of liens, sale and leaseback transactions, certain amalgamations, mergers, consolidations and the use of proceeds arising from certain sales of assets and certain transactions with affiliates. Collateral provided on the 2017 Notes consists of a first charge on substantially all of the assets of the company, other than (i) a senior collateral charge on the Floating Rate Notes, and (ii) the ABL First Charge Collateral, as described below (2017 Notes First Charge Collateral), and a second charge on the senior collateral charge on the Floating Rate Notes and the ABL First Charge Collateral. The Floating Rate Notes are secured by a charge on the assets of the company that ranks senior to the lien securing the 2017 Notes (Floating Rate Notes First Charge Collateral). The indentures governing the Floating Rate Notes and 2017 Notes limit the ability of the company to incur debt, other than permitted debt, while the company cannot meet a fixed charge coverage ratio of 2.0:1.0. The company’s fixed charge coverage ratio under these indentures, calculated on a 12-month trailing average, was 0.9:1.0 at December 31, 2012 and 0.4:1.0 at September 30, 2012.

Under the indentures for the Floating Rate Notes and the 2017 Notes, permitted debt includes, among other things, (a) debt arising under the ABL Facility, subject to certain limitations; (b) debt under the Floating Rate Notes, additional senior secured notes issued under the PIK interest option, and the issuance of up to US$75.0 million additional senior secured notes, subject to certain limitations; (c) purchase money debt and capitalized lease obligations in an aggregate principal amount outstanding not to exceed $15.0 million; (d) a general basket of $25.0 million; (e) debt incurred under interest rate agreements, currency agreements, and reimbursement obligations related to undrawn standby letters of credit, subject to certain limitations; (f) debt in respect of completion guarantees, bid, performance, surety or appeal bonds, subject to certain limitations; (g) a $5.0 million basket for accommodation guarantees, trade or standby letters of credit, performance bonds, bankers’ acceptances and surety bonds; (h) debt equal to 200.0% of the net cash proceeds from the issue or sale of capital stock or capital contributions, subject to certain limitations; and (i) debt incurred as full or partial payment of any asset acquisition, or if debt constitutes acquired debt, subject to, among other things, the company’s consolidated fixed charge coverage ratio being equal or higher after the asset acquisition than immediately before. The company cannot make any restricted payments, including paying any dividends, except to the extent the balance in its restricted payments basket is positive. The restricted payments basket under the 2017 Notes was negative $33.6 million as at December 31, 2012 and $nil million as at September 30, 2012.

The security for the ABL Facility consists of a first charge on accounts receivable, inventory and cash of the company (ABL First Charge Collateral) and a second charge on the 2017 Notes First Charge Collateral. Availability under the ABL Facility is determined by a borrowing base calculated primarily on eligible accounts receivable and eligible inventory, less certain reserves. The borrowing base at December 31, 2012, included reserves for a landlord waiver reserve in respect of rent of approximately $2.3 million, a pension reserve not exceeding the sum of normal cost pension contributions, special and catch-up payments and any other payments in respect of a Canadian pension plan that are past due of approximately $1.1 million, a reserve for credit insurance deductibles of $2.0 million, a reserve of $1.3 million for employee source deductions, a reserve for workers compensation of $0.3 million, and a purchasing card reserve of $0.2 million. The borrowing base at September 30, 2012, included reserves for a landlord waiver reserve in respect of rent of approximately $2.3 million, a pension reserve not exceeding the sum of normal cost pension contributions, special and catch-up payments and any other payments in respect of a Canadian pension plan that are past due of approximately $2.7 million, a reserve for credit insurance deductibles of $2.0 million, a reserve of $1.3 million for employee source deductions, and a reserve for workers compensation of $0.3 million.

On December 31, 2012 the company had $78.9 million available under the ABL Facility after deducting outstanding drawings of $24.0 million and outstanding letters of credit of $22.3 million, before potential application of the springing fixed charge coverage ratio. On September 30, 2012, the company had $82.2 million available under the ABL Facility after deducting outstanding drawings of $64.0 million and outstanding letters of credit of $17.8 million, before potential application of the springing fixed charge coverage ratio. The company also had cash on hand of $18.5 million on December 31, 2012 and $12.6 million on September 30, 2012, and restricted cash of $3.0 million on December 31, 2012 and $6.4 million on September 30, 2012.

The company was in compliance with its covenants under the ABL Facility and under each of the indentures governing its outstanding senior notes on December 31, 2012 and September 30, 2012.

Non-recourse debt is debt owed by the company’s subsidiary PREI. The company has a 50.001% interest in PREI, and consolidates 100% of it as PREI is a VIE in which the company is the primary beneficiary.

Scheduled total debt repayments

	Recourse debt	Non-recourse debt (PREI)
2013	$6.6	$–
2014	1.6	–
2015	–	–
2016	34.8	95.0
2017	272.7	–
Thereafter	–	18.8
	$315.7	$113.8

The company’s long-term debt is recorded at amortized cost. The following table provides information about management’s best estimate of the fair value of the company’s debt:

	Successor				Predecessor
	December 31, 2012		September 30, 2012		December 31, 2011
	Carrying Value	Fair Value	Carrying Value	Fair Value	Carrying Value	Fair Value
Recourse	$314.8	$262.5	$351.8	$351.8	$728.5	$279.5
Non-recourse	113.8	113.8	113.8	113.8	113.8	124.7

The fair value of the company’s long-term recourse debt related to its senior notes is determined based on quoted market prices of identical debt instruments. The fair value of the company’s recourse debt related to the ABL Facility and non-recourse debt related to the first mortgage bonds is measured by discounting the respective cash flows at quoted market rates for similar debt having the same maturity. In measuring fair value, the company incorporates credit valuation adjustments to appropriately reflect its own non-performance risk, where appropriate.